UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
December 22, 2010

Central Pacific Financial Corp.
(Exact name of registrant as specified in its charter)

Hawaii	0-10777	99-0212597
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.

220 South King Street, Honolulu, Hawaii	96813
(Address of principal executive offices)	(Zip Code)

(808) 544-0500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 23, 2010, Central Pacific Financial Corp. (the “Company”) entered into subscription agreements (the “Subscription Agreements”) with accredited investors, including certain directors and officers of the Company, pursuant to which those investors agreed to purchase shares of the Company’s common stock (the “Common Stock”), at a purchase price of $0.50 per share, for an aggregate of approximately $127.8 million. The proposed investments by such investors are part of an expected aggregate $325 million capital raise by the Company from institutional and other investors in a private placement.

The closing under the Subscription Agreements are subject to the following conditions, among others: the closing of the separate investment agreements with an affiliate of The Carlyle Group (“Carlyle”) and an affiliate of Anchorage Capital Group, L.L.C. (“Anchorage” and collectively with Carlyle, the “Lead Investors”), pursuant to which each Lead Investor agreed, subject to certain conditions, to invest approximately $98.6 million in Common Stock; the exchange of the Company’s preferred stock (the “TARP Preferred Stock”) issued to the U.S. Treasury (“Treasury”) and the amount of accrued and unpaid dividends on the TARP Preferred Stock for Common Stock; amendment of the warrant issued to the Treasury to reduce the exercise price to $0.50; the receipt of requisite regulatory approvals; the absence of burdensome regulatory conditions; maintenance of minimum liquidity levels; satisfaction of the capital ratios required by the consent order imposed on the Company’s subsidiary bank at the closing; no material change in tax laws relating to deferred tax assets; receipt of a tax opinion; and absence of a material adverse effect on the Company and its subsidiaries.

Pursuant to the Subscription Agreements, the investors are entitled to certain preemptive rights and registration rights. The Company and the investors have also agreed to provide each other certain indemnities.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the form of subscription agreement filed as Exhibit 10.1 hereto, which is incorporated into this report by reference. The form of subscription agreements and the above description of the Subscription Agreements have been included to provide investors and security holders with information regarding the terms of the Subscription Agreements. They are not intended to provide any other factual information about the Company or its subsidiaries and affiliates.

Item 3.02.	Unregistered Sales of Equity Securities.

On December 23, 2010, the Company entered into Subscription Agreements providing for the sale of Common Stock for an aggregate of approximately $127.8 million, as described above under Item 1.01. To the extent required by Item 3.02 of Form 8-K, the information contained or incorporated in Item 1.01 of this Form 8-K is incorporated by reference in this Item 3.02.

The issuance and sale of the Common Stock to the investors pursuant to the Subscription Agreements is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. The Company has not engaged in general solicitation or advertising with regard to the issuance and sale of the Common Stock to the investors and is not offering securities to the public in connection with the investments.

Item 8.01.	Other Events.

On December 22, 2010, the Company issued a press release regarding the Company’s capital raising initiative. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
10.1	Form of Subscription Agreement by and between Central Pacific Financial Corp. and private placement investors.
99.1	Press Release, dated December 22, 2010.

Cautionary Statement

The issuance of the securities in the $325 million capital raise have not been and will not be registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of the securities in any jurisdiction or state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction or state.

Forward-Looking Statements

This Form 8-K and the attached exhibits contain forward-looking statements concerning the Company’s plans for raising capital, the conditions necessary for closing on proposed capital investments, concerning plans and objectives of management for future operations, concerning future economic performance, or concerning any of the assumptions underlying or relating to any of the foregoing. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts, and may include the words “believes”, “plans”, “intends”, “expects”, “anticipates”, “forecasts” or words of similar meaning. While we believe that our forward-looking statements and the assumptions underlying them are reasonably based, such statements and assumptions are by their nature subject to risks and uncertainties, and thus could later prove to be inaccurate or incorrect. Accordingly, actual results could materially differ from projections for a variety of reasons, to include, but not limited to: the impact of local, national, and international economies and events, including natural disasters, on the Company’s business and operations and on tourism, the military, and other major industries operating within the Hawaii market and any other markets in which the Company does business; the impact of regulatory actions on the Company including the Consent Order by the Federal Deposit Insurance Corporation and the Hawaii Division of Financial Institutions; the impact of legislation affecting the banking industry including the Emergency Economic Stabilization Act of 2008 and the Dodd-Frank Act Wall Street Reform and Consumer Protection Act; the impact of competitive products, services, pricing, and other competitive forces; movements in interest rates; loan delinquency rates and changes in asset quality generally; the price of the Company’s stock; volatility in the financial markets and uncertainties concerning the availability of debt or equity financing; and the impact of regulatory supervision. For further information on factors that could cause actual results to materially differ from projections, please see the Company’s publicly available Securities and Exchange Commission filings, including the Company’s 2009 Form 10-K and 2010 Form 10-Qs. The Company does not update any of its forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Pacific Financial Corp.
(Registrant)

Date: December 23, 2010	/s/ John C. Dean
John C. Dean
Executive Chairman

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Form of Subscription Agreement by and between Central Pacific Financial Corp. and private placement investors.
99.1	Press Release, dated December 22, 2010.